Exhibit 10.3
Trust Authorization

TRUST CERTIFICATIONS. The undersigned, NL STRATEGIES, INC., MANAGING TRUSTEE OF THE LIQUIDATING TRUST (Trustee) (NAME AND Address of Trustee), certify that: the undersigned is/are the current Trustee(s), designated to act on behalf of MACC PEI LIQUIDATING TRUST  (Name of Trust) dated  09-19-2011 and amendments, if any, dated         , Taxpayer Identification Number 45-6510799 (Trust), The Grantors of the Trust are.The beneficiaries of this Trust are (check one)

☒named in the Trust Documentation on file ☐ are as follows:

☒Revocable  ☐ Irrevocable trust. Trust property should be titled as Trustee is authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.  This Trust is duly organized, validly existing and in good standing under the laws of, and is duly qualified, validly existing and in good standing in all jurisdictions where Trust operates or owns or leases property. Trust has the power and authority to provide this Authorization, to confer the powers granted in this Authorization and to carry on Trust’s activities as now being conducted.  If Trustee is unable or unwilling to serve as Trustee, then any of the following (in the order indicated)  may serve as a successor trustee  and will become the Trustee on providing  Financial Institution with  properly  authenticated signature or facsimile signature on documentation that is satisfactory to Financial Institution.

______________________________________                            ______________________________________________
Name and Address of 1st Successor Trustee                                     Name and Address of 2nd Successor Trustee

GENERAL AUTHORIZATIONS.  I certify Trust authorizes and agrees that: FARMERS & MERCHANTS, SAVINGS BANK (Financial Institution) is designated to provide Trust the financial accommodations indicated in this Authorization, subject to the Financial Institution’s rules from time to time.
SPECIFIC AUTHORIZATIONS.  Trustee is authorized to act on behalf of Trust in fulfilling the purposes of this Authorization:

Individual’s Name, Title, & if applicable,                                                                                                Signature or Facsimile Signature

Representative Entity’s Name and Relationship to Trust

(a)  NL STRATEGIES, INC., MANAGING TRUSTEE BY: KEVIN J.GADAWSKI           /s/ Kevin J. Gadawski

(b)   _______________________________________________________                    ____________________________________________________

(c)    _______________________________________________________                   ____________________________________________________

(d)    _______________________________________________________                                           ______________________________________________________

Trust has adopted any facsimile signatures indicated above. Financial Institution may rely on those facsimile signatures that  resemble the specimens within this Authorization or the specimens that Trust periodically  files with  Financial Institution, regardless of by whom  or by what  means the signatures  were affixed.

Trust authorizes and directs the designated Trustee to act, as indicated, on Trust’s behalf to: (Indicate a, b, c and/or d to exercise each specific power):

a
Open or close any share or deposit accounts in Trust’s name, including, without limitation, accounts such as share draft, checking, savings, certificates of deposit or term share accounts, escrow, demand deposit, reserve, and overdraft line-of-credit accounts. Number of signatures required  1

a
Enter  into  and execute any preauthorized electronic transfer agreements for automatic withdrawals, deposits or transfers initiated through an electronic ATM or point-of-sale terminal, telephone, computer or magnetic tape using  an access device like an ATM or debit card, a code or other  similar  means. 1
Number of signatures required 1

a
Enter into and execute commercial wire transfer agreements that authorize transfers by telephone or other communication systems through the network chosen by Financial Institution. Number of signatures required 1

a
Endorse for cash, deposit, negotiation, collection or discount by Financial Institution any and all checks, drafts, certificates of deposit and other instruments or orders for the payment of money owned or held by Trust. Number of signatures required 1

a
Sign checks or orders for the payment of money, withdraw or transfer funds on deposit with Financial Institution. If Trust authorizes and Financial Institution accepts this power with a multiple signature1 limitation, Trust agrees to waive the  multiple signatures requirement for  any  withdrawal in a format that  does not allow Financial Institution an opportunity to examine signatures. Number  of  signatures required 1

a	Enter into and execute a written night depository agreement, a lock-box agreement or a safe deposit box lease agreement. Number of signatures required
a
Borrow money  or obtain other  credit or financial accommodation from  Financial Institution on behalf  of  and in the  name  of Trust  on the  terms  agreed  to  with Financial Institution. The designated Trustee may  execute and endorse promissory notes, acceptances or other  evidences of  indebtedness. 0 If  checked, the  maximum outstanding credit limit for  all this  credit and financial accommodation to Trust  from Financial Institution must not  exceed $

Number of signatures required 1

a
Grant a security interest, lien or other encumbrance to  Financial Institution in any or all real or personal property that  Trust  now  owns or may acquire in the  future for  the payment or performance of:

  ☐Specific Debts.  The  debts,  liabilities and obligations, and their  renewals, extensions, refinancing and modifications, evidenced by (describe):

  ☒All Debts.  All debts, liabilities and obligations of  every  type  and description owed now  or in the  future by Trust  to Financial Institution.
     Number of signatures required 1

N/A      KJG   Guaranty the payment and performance of debts, liabilities and obligations owed to Financial Institution or its successors and assigns by

(Borrower):

☐Specific Debts. The debts, liabilities and obligations, and their renewals, extensions, refinancing and modifications, evidenced by (describe):

☐All Debts. All debts, liabilities and obligations, and  their  renewals, extensions, refinancing and modifications, that  Borrower owes  now  or in the  future to Financial Institution, to  the  extent allowed by law.

           Number  of  signatures required
a
The designated Trustee may  also  grant  a security interest, lien or other  encumbrance to Financial Institution  in any or all real or personal property that  Trust  now  owns or may  acquire  in the  future for  the  payment or performance of  this guaranty.
Number of  signatures required 1

a	Receive and acknowledge receipt for funds, whether payable to the order of Trust or Trustee, without additional certification as to the use of the proceeds. Number of signatures required 1
a	Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.
a
Number of  signatures required 1
Execute other agreements that Financial Institution may require, and perform or cause to be performed anyfurther action necessary to carry out the purposes of this Authorization.
Number of signatures required

Other (specify): Number of signatures required

ADDITIONAL TRUST CERTIFICATIONS.  Financial Institution can  determine whether a Trustee is unable or unwilling to  serve  as Trustee for  this  Authorization by relying on any of  the  following: (a) a certified death certificate of Trustee; (b) a writing signed  by  Trustee or Trustee’s attorney in fact, conservator or guardian stating that Trustee is unable or unwilling to  act  as Trustee; or (c) a writing signed  by a licensed physician stating that Trustee is unable to act as Trustee.
Trust has the power and authority to adopt and provide this Authorization and to confer the powers granted in this  Authorization; the designated Trustee has the  power and authority to exercise the actions specified in this Authorization; and Trust properly adopted these authorizations and appointed the Trustees to act on its behalf. Except as specifically disclosed in this Authorization, transactions entered into under this Authorization require no consent or action by any person other  than  the Trustee. I certify that Trust authorizes and agrees to indemnify Financial Institution for any amounts that Financial Institution pays  in any proceeding about the disbursement of Trust account funds to me or as I otherwise direct. I agree to reimburse Financial Institution for any transfers made at my direction, in whatever capacity or name, that are subsequently determined to be improper or unauthorized by this Trust. Trust will indemnify and I will reimburse Financial Institution for any damages Financial Institution has paid or owes other claimants on Trust account funds, and attorneys’ fees and costs Financial Institution incurred to  resolve any proceeding about  the  disbursement of Trust account funds. I certify that Trust agrees that Financial Institution is not acting as Trustee for the Trust. Financial Institution has assumed no obligation, other than that imposed by law, to  assure  that Trust assets are properly applied when paid to me or properly delivered at my direction.  At Financial Institution’s  request, I will provide Financial Institution with a copy of the Trust documentation and Financial Institution may retain this copy. Financial

Institution’s retention of  Trust  documentation is not a representation as to the Trust’s legality nor does Financial Institution  assume  any obligation to monitor or enforce the  Trust’s terms.
ADDITIONAL GENERAL AUTHORIZATIONS.  All prior transactions obligating Trust to Financial Institution by or on behalf of Trust are ratified by execution of this Authorization. Any Trustee, while acting on behalf of Trust, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization. The signatures of the Trustees are conclusive evidence of their authority to act on behalf of Trust. Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for  the change. Trust agrees not to combine proceeds from collateral securing any debts owed  to Financial Institution with unrelated funds.
INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used  to interpret or define the terms of this Authorization.

SIGNATURES. By signing, Trustee certifies and agrees  to the terms contained in this  Authorization (including these  on page  3) on behalf  of  Trust on 11-07-2011  Trustee certifies that the Trust has not been revoked, modified, or amended  in any manner  that would cause  the representations contained in this Authorization to be incorrect. Trustee also acknowledges receipt of a copy  of this Authorization.

Pennsylvania. The designation of a Trustee does not create a power of attorney; therefore, Trustees are not subject to the  provisions of 20 Pa.C.S.A. Section 5601 et seq. (Chapter 56; Decedents, Estates and Fiduciaries Code) unless subject to 20 Pa.C.S.A. through a separate  power of attorney. Any provision that assigns Financial Institution rights to act on behalf of any person or entity is not subject to the provisions of  20 Pa.C.S.A. Section 5601 et seq. ( Chapter 56; Decedents, Estates and Fiduciaries Code).

TRUSTEE:

By:	/s/ Kevin J. Gadawski, President	By:
	Trustee’s Name NL STRATEGIES, INC., MANAGING TRUSTEE		Trustee’s Name

By:		By:
	Trustee's Name		Trustee's Name

FOR FINANCIAL INSTITUTION USE ONLY Acct/Loan # Authorization and agreement completed and effective By RWJ For the financial Institution.